UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2006

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number:  1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montreal, Quebec, Canada, H2L 2R5

(Address of principal executive offices, including zip code)

(303) 277-3500 / (514) 521-1786

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.      Other Events

On November 14, 2006, Molson Coors Brewing Company (the “Company”) received a letter from the Central Regional Office of the Securities and Exchange Commission (the “SEC”) relating to the previously disclosed inquiry by the staff of the SEC concerning primarily corporate and financial information and communications related to the February 2005 merger of Adolph Coors Company and Moslon Inc. to form the Company, the Company’s financial results for the first quarter of 2005, and other information. The letter states that the investigation (In the Matter of Molson Coors Brewing Company, D-02739-A) has been recommended for termination, and no enforcement action has been recommended to the Commission. The information in the SEC’s letter was provided under the guidelines in the final paragraph of Securities Act Release No. 5310.

A copy of the letter (including the attached copy of Securities Act Release No. 5310) is attached as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: November 21, 2006	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief Legal Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Letter, dated November 14, 2006, from Mary S. Brady, Assistant Regional Director, Central Regional Office of the SEC, to John V. McDermott, Esq.